SALOMON BROTHERS VARIABLE SERIES FUNDS INC

On Behalf of

Salomon Brothers Variable Small Cap Growth Fund

SUPPLEMENT DATED NOVEMBER 2, 2004

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004, AS AMENDED

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Salomon Brothers Variable Small Cap Growth Fund, a series of Salomon Brothers Variable Series Funds Inc. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Effective November 1, 2004, Vincent Gao is primarily responsible for overseeing the day-to-day operation of Small Cap Growth Fund and will have the ultimate authority to make portfolio decisions. He will work with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has over 9 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

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